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                                                             Exhibit 99.906 CERT

         CERTIFICATION PUSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of H&Q LIFE SCIENCES INVESTORS, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of H&Q LIFE SCIENCES INVESTORS for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of H&Q LIFE SCIENCES INVESTORS for the stated period.

Dated:   6/14/05
       --------------------------

          /s/ Daniel R. Omstead                     /s/ Kathleen Eckert
        -----------------------------            -------------------------------
           Name:  Daniel R. Omstead                Name:  Kathleen Eckert
           Title: President                        Title: Treasurer



A signed original of this written statement required by Section 906 has been provided to H&Q LIFE SCIENCES INVESTORS and will be retained by H&Q LIFE SCIENCES INVESTORS and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by H&Q LIFE SCIENCES INVESTORS for purposes of the Securities and Exchange Act of 1934.